EXHIBIT 23 (a)

                          INDEPENDENT AUDITORS' CONSENT

















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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Denbury Resources Inc. on Form S-4 of our report dated February 27, 1998, on the consolidated financial statements of Denbury Resources In., and of our report dated February 27, 1998, relating to the financial statement schedule appearing in the Annual Report on Form 10-K of Denbury Resources for the year ended December 31, 1997.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP


Calgary, Alberta
December 23, 1998

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